SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): OCTOBER 5, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact Name of Registrant as Specified in its Charter)


Reckson Associates Realty Corp.-                Reckson Associates Realty Corp.-
         Maryland                                         11-3233650
Reckson Operating Partnership, L.P.           Reckson OperatingPartnership, L.P.
         Delaware                                        11-3233647
(State or other jurisdiction of                     (IRS Employer Identification
incorporation)                      1-13762              Number)
                              (Commission File Number)



                                625 RECKSON PLAZA
                            UNIONDALE, NEW YORK 11556
                    (Address of principal executive offices)

                                  516-506-6000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On October 5, 2006, the Company entered into a First Amendment (the "Amendment"), dated as of August 3, 2006, to its Rights Agreement(the "Rights Agreement"), dated as of October 13, 2000, between the Company and American Stock Transfer & Trust Company, in connection with the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 3, 2006, by and among Reckson Associates Realty Corp., a Maryland corporation (the "Company"), Reckson Operating Partnership, L.P., a Delaware limited partnership, SL Green Realty Corp., a Maryland corporation, Wyoming Acquisition Corp., a Maryland corporation, Wyoming Acquisition GP LLC, a Delaware limited liability company and Wyoming Acquisition Partnership LP, a Delaware limited partnership. Under the terms of the Merger Agreement, the Company will merge with and into Wyoming Acquisition Corp. (the "Merger"), with Wyoming Acquisition Corp. continuing after the Merger as the surviving entity. The purpose of the Amendment is to render the Rights Agreement inapplicable to the Merger, the Merger Agreement and the other transactions contemplated thereby.

         A copy of the Amendment is attached hereto as Exhibit 4.01 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         The information set forth above under Item 1.01 with respect to the Amendment is incorporated herein by reference.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.                           DESCRIPTION
4.01 First Amendment to Rights Agreement, dated as of August 3, 2006, by and between Reckson Associates Realty Corp. and American Stock Transfer & Trust Company.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                     RECKSON ASSOCIATES REALTY
                                     CORP.


                                     By:    /s/ Michael Maturo
                                           ------------------------------------
                                           Name:  Michael Maturo
                                           Title: President, Chief Financial
                                                  Officer and Treasurer

                                     RECKSON OPERATING PARTNERSHIP, L.P.

                                     By:    Reckson Associates Realty Corp., its
                                            General Partner


                                     By:    /s/ Michael Maturo
                                           -------------------------------------
                                           Name:  Michael Maturo
                                           Title: President, Chief Financial
                                                  Officer and Treasurer


Date:  October 10, 2006

                                  EXHIBIT INDEX

EXHIBIT NUMBER                            DESCRIPTION

4.01 First Amendment to Rights Agreement, dated as of August 3, 2006, by and between Reckson Associates Realty Corp. and American Stock Transfer & Trust Company.